Exhibit 99.1


For immediate release For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                       KANEB Reports Third Quarter Results

DALLAS, TX (October 21, 2002) -KANEB today reported results for the quarter ended September 30, 2002. The KANEB Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

John R. Barnes, Chairman and Chief Executive Officer of Kaneb Services LLC, said, "The third quarter continued a very busy year for KANEB. We recently announced the Partnership's acquisition of eight bulk liquid storage terminals in Australia and New Zealand and a definitive agreement for the Partnership to acquire the largest fertilizer pipeline system in the United States. Earlier this year, we made the largest terminal acquisition in the Partnership's history. While a couple of our terminals had a difficult quarter, our overall operations are performing well."

On September 18, 2002, KANEB announced that the Partnership had closed an acquisition of eight port-side bulk liquid storage terminals in Australia and New Zealand for approximately U.S. $44 million, subject to adjustment based on a closing date balance sheet. The acquired terminals provide storage and handling services to the chemicals, plastics and food ingredient industries. KANEB also announced that the Partnership had signed a definitive agreement to acquire an anhydrous ammonia pipeline that runs from the Louisiana Gulf Coast to the upper Midwest states from Koch Pipeline Company, L.P. The approximately 2,000 mile pipeline has connections to multiple third party owned deep-water import terminals, production and fertilizer upgrade facilities and other delivery terminals and an interconnect in the Midwest with another fertilizer pipeline.

"Our ST Services terminaling group had an exceptional quarter while the Statia Terminals' operation continued to underperform our expectations," said Edward D. Doherty, Chairman and CEO of Kaneb Pipe Line Company LLC, the Partnership's General Partner. "The combination of U.S. economic conditions and reduced fuel oil and bunker business adversely affected Statia's quarter. While we are actively working to improve Statia's situation, it might be next year before significant results from such efforts become apparent."

3Q 2002 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

Net income for the quarter was $19.3 million, compared to $18.3 million for the third quarter of 2001. For the nine months ended September 30, 2002, net income before extraordinary item and gain on settlement of treasury lock (see Supplemental Information in the attached table) increased to $55.6 million, compared with $49.4 million for the prior year period. Reported net income for the nine months ended September 30, 2002 was $53.5 million, up from $47.5 million for the same prior year period. Operating income for the third quarter increased to $27.9 million, up from $22.1 million in the same prior year quarter, and for the nine months ended September 30, 2002 was $78.9 million, compared to $62.3 for the same period last year.

3Q 2002 RESULTS FOR KANEB SERVICES LLC

Kaneb Services LLC, the General Partner of Kaneb Pipe Line Partners, L.P., reported net income for the quarter of $6.7 million, compared to $6.0 million for the third quarter of 2001. For the nine months ended September 30, 2002, net income before extraordinary item, gain on settlement of treasury lock and gain on issuance of units by KPP (see Supplemental Information in the attached table) increased to $17.6 million, compared with $15.1 million for the prior year period. Reported net income for the nine months ended September 30, 2002 was $34.4 million, up from $25.1 million for the same prior year period. Operating income for the quarter was $28.5 million, compared to $22.7 million for the third quarter of 2001 and for the nine months ended September 30, 2002 was $80.0 million, up from $62.2 million in same prior year period.

KSL was formed as a limited liability company in 2001 from certain assets previously held by Kaneb Services, Inc. (now Xanser Corporation). These assets include the KPP general partner interest, including incentive distributions, as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary that manages and operates the pipeline and terminaling assets of KPP.

ABOUT KANEB

KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include 78 facilities in 26 states, the District of Columbia, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership").

Kaneb Services LLC is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership. KSL's assets are the KPP general partner interest and 5.1 million KPP partnership units. Through a wholly owned subsidiary, Kaneb Pipe Line Company LLC, KSL manages and operates the KPP pipeline and terminaling assets. Another KSL subsidiary provides wholesale fuel marketing services.

Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

Certain of the statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the company's business, and other risks and uncertainties detailed from time to time in the companies' periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

                         KANEB PIPE LINE PARTNERS, L.P.
                        CONSOLIDATED STATEMENTS OF INCOME
                     (In thousands, except per unit amounts)
                                   (Unaudited)

                                                                      Three Months                           Nine Months
                                                                   Ended September 30,                    Ended September 30,
                                                              -----------------------------          -----------------------------
                                                                 2002               2001                2002                2001
                                                              ---------          ---------           ---------           ---------
Revenues:
  Services                                                    $  75,184          $  53,403           $ 207,946           $ 154,424
  Products                                                       28,120                -                63,702                 -
                                                              ---------          ---------           ---------           ---------
     Total revenues                                             103,304             53,403             271,648             154,424
                                                              ---------          ---------           ---------           ---------
Costs and expenses:
  Cost of products sold                                          26,501                -                59,433                 -
  Operating costs                                                34,082             23,396              91,845              67,333
  Depreciation and amortization                                  10,302              5,624              27,408              17,326
  General and administrative                                      4,549              2,307              14,111               7,483
                                                              ---------          ---------           ---------           ---------
     Total costs and expenses                                    75,434             31,327             192,797              92,142
                                                              ---------          ---------           ---------           ---------
Operating income                                                 27,870             22,076              78,851              62,282

Interest and other income                                           233                122                 414               4,218

Interest expense                                                 (7,202)            (3,380)            (20,132)            (12,144)
                                                              ---------          ---------           ---------           ---------
Income before minority interest, income
  taxes and extraordinary item                                   20,901             18,818              59,133              54,356

Minority interest in net income                                    (195)              (185)               (562)               (537)
Income tax provision                                             (1,410)              (295)             (2,981)               (602)
                                                              ---------          ---------           ---------           ---------
Income before extraordinary item                                 19,296             18,338              55,590              53,217
Extraordinary item - loss on debt
  extinguishment, net of minority
  interest and income taxes                                         -                  -                (2,090)             (5,757)
                                                              ---------          ---------           ---------           ---------
Net income                                                       19,296             18,338              53,500              47,460

General partner's interest in net income                         (1,414)              (924)             (4,112)             (1,868)
                                                              ----------         ---------           ---------           ---------
Limited partners' interest in net income                      $  17,882          $  17,414           $  49,388           $  45,592
                                                              =========          =========           =========           =========
Allocation of net income per unit:
  Before extraordinary item                                   $    0.77          $    0.86           $    2.31           $    2.54
  Extraordinary item                                                -                  -                 (0.09)              (0.29)
                                                              ---------          ---------           ---------           ---------
                                                              $    0.77          $    0.86           $    2.22           $    2.25
                                                              =========          =========           =========           =========
Weighted average number of Partnership
  units outstanding                                              23,100             20,285              22,237              20,285
                                                              =========          =========           =========           =========


                         KANEB PIPE LINE PARTNERS, L.P.
                            SUPPLEMENTAL INFORMATION
                                   (Unaudited)

                                                                      Three Months                           Nine Months
                                                                   Ended September 30,                    Ended September 30,
                                                              -----------------------------          -----------------------------
                                                                 2002               2001                2002                2001
                                                              ---------          ---------           ---------           ---------
Income before extraordinary item  (in 000s)                   $  19,296          $  18,338           $  55,590           $  53,217
Gain on settlement of treasury lock  (in 000s)                      -                  -                   -                (3,782)
                                                              ---------          ---------           ---------           ---------
Income before extraordinary item and settlement of
   treasury lock  (in 000s)                                   $  19,296          $  18,338           $  55,590           $  49,435
                                                              =========          =========           =========           =========
Income per unit before extraordinary item and
   settlement of treasury lock                                $    0.77          $    0.86           $    2.31           $    2.36
                                                              =========          =========           =========           =========
Revenues (in 000s):
  Pipeline                                                    $  20,998          $  20,195           $  57,946           $  55,155
  Terminaling                                                    54,186             33,208             150,000              99,269
  Product marketing                                              28,120                -                63,702                 -
                                                              ---------          ---------           ---------           ---------
                                                              $ 103,304          $  53,403           $ 271,648           $ 154,424
                                                              =========          =========           =========           =========
Operating income (in 000s):
  Pipeline                                                    $   9,487          $   9,827           $  27,421           $  26,640
  Terminaling                                                    18,478             12,249              50,962              35,642
  Product marketing                                                 (95)               -                   468                 -
                                                              ---------          ---------           ---------           ---------
                                                              $  27,870          $  22,076           $  78,851           $  62,282
                                                              =========          =========           =========           =========
Income before interest, income taxes, depreciation
  and amortization and extraordinary item (in 000s)           $  37,977          $  27,515           $ 105,697           $  79,071
                                                              =========          =========           =========           =========
Depreciation and amortization (in 000s):
  Pipeline                                                    $   1,385          $   1,324           $   4,132           $   3,937
  Terminaling                                                     8,728              4,300              22,813              13,389
  Product marketing                                                 189                -                   463                 -
                                                              ---------          ---------           ---------           ---------
                                                              $  10,302          $   5,624           $  27,408           $  17,326
                                                              =========          =========           =========           =========
Capital expenditures (in 000s):
  Pipeline                                                    $   2,348          $   1,216           $   7,148           $   2,125
  Terminaling                                                     5,353              2,177              14,661               7,464
  Product marketing                                                  10                -                   120                 -
                                                              ---------          ---------           ---------           ---------
                                                              $   7,711          $   3,393           $  21,929           $   9,589
                                                              =========          =========           =========           =========
Pipeline operating statistics - Barrel miles
  shipped (in billions)                                             5.0                5.0                13.7                13.9
                                                              =========          =========           =========           =========
Terminaling operating statistics:
  Average annual barrels of tankage
    utilized (in millions)                                         47.8               30.0                45.3                30.1
                                                              =========          =========           =========           =========
  Average annual revenues per barrel
    of tankage utilized                                       $    4.50          $    4.40           $    4.43           $    4.42
                                                              =========          =========           =========           =========


                               KANEB SERVICES LLC
                        CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                      Three Months                           Nine Months
                                                                   Ended September 30,                    Ended September 30,
                                                              -----------------------------          -----------------------------
                                                                 2002               2001                2002                2001
                                                              ---------          ---------           ---------           ---------
Consolidated revenues:
  Services                                                    $  75,184          $  53,403           $ 207,946           $ 154,424
  Products                                                      108,935             77,260             277,828             264,491
                                                              ---------          ---------           ---------           ---------
    Total consolidated revenues                                 184,119            130,663             485,774             418,915
                                                              ---------          ---------           ---------           ---------
Consolidated costs and expenses:
  Cost of products sold                                         105,059             75,773             268,727             262,296
  Operating costs                                                34,303             23,647              92,555              68,139
  Depreciation and amortization                                  10,313              5,643              27,440              17,382
  General and administrative                                      5,938              2,874              17,034               8,929
                                                              ---------          ---------           ---------           ---------
    Total consolidated costs and expenses                       155,613            107,937             405,756             356,746
                                                              ---------          ---------           ---------           ---------
Consolidated operating income                                    28,506             22,726              80,018              62,169
Consolidated interest and other income                              259                123                 482               4,230
Consolidated interest expense                                    (7,478)            (3,560)            (20,944)            (12,726)
                                                              ---------          ---------           ---------           ---------
Consolidated income before gain on issuance of units
  by KPP, income taxes, interest of outside non-
  controlling partners in KPP's net income and
  extraordinary item                                             21,287             19,289              59,556              53,673
Gain on issuance of units by KPP                                    -                  -                17,332               9,859
Income tax benefit (expense)                                       (673)              (296)             (2,113)                800
Interest of outside non-controlling partners
  in KPP's net income                                           (13,941)           (13,037)            (39,852)            (38,404)
                                                              ---------          ---------           ---------           ---------
Income before extraordinary item                                  6,673              5,956              34,923              25,928
Extraordinary item - loss on extinguishment of debt by
  KPP, net of income taxes and interest of outside
  non-controlling partners in KPP's net income                      -                  -                  (502)               (859)
                                                              ---------          ---------           ---------           ---------
Net income                                                    $   6,673          $   5,956           $  34,421           $  25,069
                                                              =========          =========           =========           =========
Earnings per share:
   Basic:
      Before extraordinary item                               $    0.58          $    0.55           $    3.05           $    2.42
      Extraordinary item                                            -                  -                 (0.04)              (0.08)
                                                              ---------          ---------           ---------           ---------
                                                              $    0.58          $    0.55           $    3.01           $    2.34
                                                              =========          =========           =========           =========
   Diluted:
      Before extraordinary item                               $    0.57          $    0.52           $    2.97           $    2.29
      Extraordinary item                                            -                  -                 (0.04)              (0.08)
                                                              ---------          ---------           ---------           ---------
                                                              $    0.57          $    0.52           $    2.95           $    2.21
                                                              =========          =========           =========           =========


                               KANEB SERVICES LLC
                            SUPPLEMENTAL INFORMATION
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                      Three Months                           Nine Months
                                                                   Ended September 30,                    Ended September 30,
                                                              -----------------------------          -----------------------------
                                                                 2002               2001                2002                2001
                                                              ---------          ---------           ---------           ---------

Income before extraordinary item                              $   6,673          $   5,956           $  34,923           $  25,928
Gain on settlement of treasury lock, net of interest of
  outside non-controlling partners in KPP's net income              -                  -                   -                (1,016)
Gain on issuance of units by KPP                                    -                  -               (17,332)             (9,859)
                                                              ---------          ---------           ---------           ---------
Income before extraordinary item, as adjusted                 $   6,673          $   5,956           $  17,591           $  15,053
                                                              =========          =========           =========           =========
Diluted earnings per share before gain on issuance of
  units by KPP, income taxes and extraordinary item           $    0.57          $    0.52           $    1.50           $    1.33
                                                              =========          =========           =========           =========
Weighted average diluted shares outstanding                      11,751             11,350              11,756              11,348
                                                              =========          =========           =========           =========
Consolidated revenues (including KPP):
  Pipeline                                                    $  20,998          $  20,195           $  57,946           $  55,155
  Terminaling                                                    54,186             33,208             150,000              99,269
  Product Marketing                                             108,935             77,260             277,828             264,491
                                                              ---------          ---------           ---------           ---------
                                                              $ 184,119          $ 130,663           $ 485,774           $ 418,915
                                                              =========          =========           =========           =========
Consolidated operating income (including KPP):
  Pipeline                                                    $   9,487          $   9,827           $  27,421           $  26,640
  Terminaling                                                    18,478             12,249              50,962              35,642
  Product Marketing                                                 803              1,013               2,937                 749
  General and administrative expenses                              (262)              (363)*            (1,302)               (862)*
                                                              ---------          ---------           ---------           ---------
                                                              $  28,506          $  22,726           $  80,018           $  62,169
                                                              =========          =========           =========           =========
Cash flow information:
  Distributions received from KPP                             $   5,616                              $  15,996
  Parent Company general and administrative expenses               (262)                                (1,302)
  Parent Company interest expense                                  (195)                                  (533)
                                                              ---------                              ---------
                                                              $   5,159                              $  14,161
                                                              =========                              =========
  Cash distributed to shareholders                            $   4,749                              $  13,602
                                                              =========                              =========

* Does not include incremental general and administrative expenses as a result of the Company becoming a separate public entity.
